Annual Meeting of Shareholders Seattle, WA May 25, 2017 NASDAQ:HMST

Welcome • Introductory Remarks • Notice • Appointment of Inspector of Election & confirmation of quorum • Description of proposals • Proceed to voting • Report on 2016 • Results of voting • Adjournment 2

Proposals I. To elect three (3) Class III directors to serve until the 2020 annual meeting of shareholders, or until their successors are elected, and qualified • David A. Ederer • Thomas E. King • George “Judd” Kirk II. To ratify on an advisory basis (non-binding) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 III. To approve an amendment to the 2014 Equity Incentive Plan to increase the number of shares available for issuance by 975,000 shares and approve certain additional performance measures for purposes of Section 280G of the Internal Revenue Code IV. To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereto Preliminary results will be announced following the vote 3

Presentation by Mark K. Mason Chairman, President, & CEO HomeStreet, Inc. 4 Report on 2015

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, and our business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this release include, among other matters, statements regarding our business plans and strategies (including our expansion strategies) and the expected effects of those initiatives, general economic trends (particularly those that affect mortgage origination and refinance activity) and growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2016 and our quarterly report on Form 10-Q for the quarter ended March 31, 2107, which we filed on May 5, 2017. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These limitations and risks include without limitation changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to realize the expected value of our recent acquisitions, continue to expand our banking operations geographically and across market sectors, grow our franchise and capitalize on market opportunities, manage our growth efforts cost-effectively and attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, and make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to restrictive and complex regulatory environment, and attract and retain key personnel. In addition, the ratio of loan lock to closed loan volume may fluctuate due to challenges our customers may face in meeting current underwriting standards, a change in interest rates, an increase in competition for such loans, changes in general economic conditions, including housing prices and inventory levels, the job market, consumer confidence and spending habits either nationally or in the regional and local market areas in which the Company does business, and legislative or regulatory actions or reform that may affect our business or the banking or mortgage industries more generally. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to the Company as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending March 31, 2017, and is unaudited, although certain information related to the year ended December 31, 2016, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. 5

Growing Western U.S. Franchise • Seattle-based diversified commercial bank - company founded in 1921 • Growing commercial & consumer bank with concentrations in major metropolitan areas of the West Coast and Hawaii • Leading West Coast mortgage lender • 111 primary offices (1) in the Western United States and Hawaii • Total assets $6.4 billion 6 (1) The number of offices listed above does not include satellite offices with a limited number of staff who report to a manager located in a separate primary office.

2016 Growth Activity Organic Growth Activity • Orange County Business Bank • Branches and related assets and liabilities from The Bank of Oswego • Two branches from Boston Private Bank & Trust • Total asset growth – 27% • Total loans held for investment – 19% • Commercial real estate and commercial loans – 36% • Total deposit growth – 37% • Noninterest bearing checking account growth – 45% • Total transaction and savings account growth – 31% • Total business deposit growth – 51% • Hired California commercial lending market president • Bay Area market president • San Diego & Orange Counties market president • De-Novo openings • 6 retail deposit branches • 3 primary home loan centers • 1 primary commercial lending center • Opened Bay Area commercial lending center in San Jose, CA – Branch to follow • Opened 15th California retail deposit branch in Baldwin Park Strategic Growth Activity Recent Developments 7

Strategy Optimize Single Family Mortgage Banking & Servicing Segment • Organic growth opportunities • Focused on increased Commercial Lending • Increase density of commercial and consumer deposits via existing market penetration and de-novo branch expansion • Growth via acquisition of smaller institutions and branches, focus on Washington, Oregon, and California • Optimize investments in mortgage banking personnel, offices, and technology • Focus on full utilization of mortgage banking capacity and geographic footprint • Drive operating leverage through disciplined expense control • Target consolidated efficiency ratio of less than 70% • Commercial and Consumer segment <65% and Mortgage Banking segment <80% • Target long-term 15%+ ROTE Expand Commercial & Consumer Banking Segment Disciplined expense management Efficient use of capital Grow and diversify earnings with the goal of becoming a leading West Coast regional bank 8

Results of Operations

($ in thousands)	For the year ended Dec. 30, 2016 [1]	Dec. 30, 2015 [2]	For the three months ended Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016 [3]
Net interest income	$ 180,049	$ 148,338	$ 45,651	$ 48,074	$ 40,691
Provision for loan losses	4,100	6,100	-	350	1,400
Noninterest income	359,150	281,237	74,461	73,221	71,708
Noninterest expense	444,322	366,568	106,874	117,539	101,353
Net income before taxes	90,777	56,907	13,238	3,406	9,646
Income taxes	32,626	15,588	4,255	1,112	3,239
Net income	$ 58,151	$ 41,319	$ 8,983	$ 2,294	$ 6,407
Diluted EPS	$ 2.34	$ 1.96	$ 0.33	$ 0.09	$ 0.27
Core net income [4]	$ 62,789	$ 44,337	$ 8,983	$ 2,555	$ 9,785
Core EPS [4]	$ 2.53	$ 2.11	$ 0.33	$ 0.10	$ 0.41
Core ROAA [4]	1.09%	0.97%	0.57%	0.16%	0.78%
Core ROAE [4]	11.09%	10.03%	5.53%	1.67%	7.66%
Core ROATE [4]	11.68%	10.50%	5.81%	1.74%	8.08%
Net Interest Margin	3.45%	3.63%	3.23%	3.42%	3.55%
Core efficiency ratio [4]	81.1%	83.0%	89.0%	96.6%	85.6%

(1) Includes eleven months of OCBB's results of operations.
(2) Includes ten months of Simplicity's results of operations.
(3) Includes two months of OCBB's results of operations.
(4) Excludes pre-tax acquisition-related expenses and bargain purchase gain. See appendix for reconciliation of non-GAAP financial measures.

[HomeStreet]
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Diversification Growth in our Commercial & Consumer Banking Segment is diversifying earnings, and reducing earnings volatility 10 (1) Excludes acquisition-related expenses. See appendix for reconciliation of non-GAAP financial measures. $8.9 $16.7 $21.0 $35.4 $39.8 33% 69% 47% 56% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $10 $20 $30 $40 $50 $60 2013 2014 2015 2016 3/31/2017 LTM $ in millions C&CB Core Net Income (1) C&CB % of Total Core Net Income (1)

Segment Overview Commercial & Consumer Banking • Regional Single Family mortgage origination and servicing platform • 100% direct retail origination • Majority of production sold into secondary market • Fannie Mae, Freddie Mac, FHA, VA lender since programs’ inceptions • Portfolio products: jumbo, HELOC and custom home construction • Servicing retained on majority of originated loans sold to secondary markets Mortgage Banking Overview • Commercial Banking  Commercial lending, including SBA  All CRE property types with multifamily focus  FNMA DUS lender / servicer  Residential and commercial construction  Commercial deposit, treasury and cash management services • Consumer Banking  Consumer loan and deposit products  Consumer investment, insurance and private banking products and services 11

Commercial & Consumer Banking Segment

($ in thousands)	For the year ended Dec. 30, 2016 [1]	Dec. 30, 2015 [2]	For the three months ended Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016 [3]
Net interest income	$ 154,015	$ 120,020	$ 40,903	$ 40,637	$ 35,646
Provision for loan losses	4,100	6,100	-	350	1,400
Noninterest income	35,682	29,367	9,425	13,087	4,643
Noninterest expense	138,385	122,598	36,469	35,482	36,630
Net income before taxes	47,212	20,689	13,859	17,892	2,259
Income taxes	16,412	2,672	4,567	5,846	717
Net income	$ 30,800	$ 18,017	$ 9,292	$ 12,046	$ 1,542
Core net income [4]	$ 35,438	$ 21,035	$ 9,292	$ 12,307	$ 4,920
Core ROAA [4]	0.74%	0.59%	0.69%	0.95%	0.46%
Core ROAE [4]	7.64%	6.67%	7.38%	9.89%	4.71%
Core ROATE [4]	8.14%	7.11%	7.85%	10.54%	5.03%
Core efficiency ratio [4]	69.2%	74.9%	72.5%	65.3%	78.0%

[1] Includes eleven month of OCBB's results of operations.
[2] Includes ten months of Simplicity's results of operations.
[3] Includes two months of OCBB's results of operations.
[4] Excludes pre-tax acquisition-related expenses and bargain purchase gain. See appendix for reconciliation of non-GAAP financial measures.

HomeStreet

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Mortgage Banking Segment 13 ($ in thousands) Dec. 31, 2016 Dec. 31, 2015 Mar. 31, 2017 Dec. 31, 2016 Mar. 31, 2016 Net interest income $ 26,034 $ 28,318 $ 4,747 $ 7,437 $ 5,045 Noninterest income 323,468 251,870 65,036 60,134 67,065 Noninterest expense 305,937 243,970 70,404 82,057 64,723 Net income before taxes 43,565 36,218 (621) (14,486) 7,387 Income taxes 16,214 12,916 (312) (4,734) 2,522 Net income $ 27,351 $ 23,302 $ (309) $ (9,752) $ 4,865 ROAA 2.79% 2.36% (0.14)% (3.55)% 2.50% ROAE / ROATE 26.78% 18.81% (0.90)% (31.91)% 21.74% Efficiency Ratio 87.5% 87.1% 100.9% 121.4% 89.8% For the year ended For the three months ended

-20% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% 2/10/2012 8/10/2012 2/10/2013 8/10/2013 2/10/2014 8/10/2014 2/10/2015 8/10/2015 2/10/2016 8/10/2016 2/10/2017 HMST KBW Nasdaq Regional Bank Historical Stock Price Since IPO 14 HomeStreet has had a 133% total return since its IPO in February 2012 vs. KBW Nasdaq Regional Bank Index return of 94% As of May 23, 2017

Outlook 15 Revenue Growth Outpacing Expense Growth, Driving Operating Efficiencies and Strong Returns • Locations in the high-growth markets of the Western United States and Hawaii • Above average loan growth while containing credit risk • Invest in de-novo branch openings to grow core, relationship-based deposits • Optimizing existing investment in Mortgage Banking segment • Augment organic growth with acquisitions in our target markets Metric 2017 Targets Net Loan Growth 4% - 6% / quarter Net Interest Margin 3.40% - 3.50% Avg. Quarterly Noninterest Expense Growth 2% / quarter Interest Rate Lock & Forward Sale Commitments $8.4 Billion Closed Loan Volume $8.5 Billion

. Questions? 16

Results of Votes 17 Final Tally of Vote (if available)

. Thank you for attending 18 HomeStreet, Inc. NASDAQ:HMST http://ir.homestreet.com (Electronic copies of this presentation available upon request)

. Appendix 19

Non-GAAP Financial Measures Tangible Book Value: 20 Dec. 31, Dec. 31, Mar. 31, Dec. 31, Mar. 31, (dollars in thousands, except share data) 2016 2015 2017 2016 2016 Shareholders' equity $629,284 $465,275 $640,919 $629,284 $529,132 Less: Goodwill and other intangibles (30,789) (20,266) (30,275) (30,789) (29,126) Tangible shareholders' equity $598,495 $445,009 $610,644 $598,495 $500,006 Common shares outstanding 26,800,183 22,076,534 26,862,744 26,800,183 24,550,219 Book value per share $23.48 $21.08 $23.86 $23.48 $21.55 Impact of goodwill and other intangibles (1.15) (0.92) (1.13) (1.15) (1.18) Tangible book value per share $22.33 $20.16 $22.73 $22.33 $20.37 Average hareholders' equity $566,148 $442,105 $649,439 $616,497 $510,883 Less: Average goodwill and other intangibles (28,580) (19,668) (30,611) (29,943) (26,645) Average tangible shareholders' equity $537,568 $422,437 $618,828 $586,554 $484,238 Return on average shareholders’ equity 10.27% 9.35% 5.53% 1.49% 5.02% Impact of goodwill and other intangibles 0.55% 0.43% 0.28% 0.07% 0.27% Return on average tangible shareholders' equity 10.82% 9.78% 5.81% 1.56% 5.29% Three Months EndedYear Ended

Non-GAAP Financial Measures Core Net Income: 21 Dec. 31, Dec. 31, Mar. 31, Dec. 31, Mar. 31, (dollars in thousands) 2016 2015 2017 2016 2016 Net income $58,151 $41,319 $8,983 $2,294 $6,407 Impact of merger-related items (net of tax) 4,638 3,018 - 261 3,378 Net income, excluding merger-related items (net of tax) $62,789 $44,337 $8,983 $2,555 $9,785 Diluted earnings per common share $2.34 $1.96 $0.33 $0.09 $0.27 Impact of merger-related items (net of tax) 0.19 0.15 - 0.01 0.14 Diluted earnings per common share, excluding merger- related items (net of tax) $2.53 $2.11 $0.33 $0.10 $0.41 Return on average assets 1.01% 0.91% 0.57% 0.15% 0.51% Impact of merger-related items (net of tax) 0.08% 0.06% 0.00% 0.01% 0.27% Return on average assets, excluding merger-related items (net of tax) 1.09% 0.97% 0.57% 0.16% 0.78% Return on average shareholders' equity 10.27% 9.35% 5.53% 1.49% 5.02% Impact of merger-related items (net of tax) 0.82% 0.68% 0.00% 0.18% 2.64% Return on average shareholders' equity, excluding merger- related items (net of tax) 11.09% 10.03% 5.53% 1.67% 7.66% Return on average tangible shareholders' equity 10.82% 9.78% 5.81% 1.56% 5.29% Impact of merger-related items (net of tax) 0.86% 0.72% 0.00% 0.18% 2.79% Return on average tangible shareholders' equity, excluding merger-related items (net of tax) 11.68% 10.50% 5.81% 1.74% 8.08% Efficiency ratio 82.40% 85.33% 88.98% 96.90% 90.17% Impact of merger-related items (net of tax) (1.32)% (2.36)% 0.00% (0.33)% (4.62)% Efficiency ratio, excluding merger-related items (net of tax) 81.08% 82.97% 88.98% 96.57% 85.55% Three Months EndedYear Ended

Non-GAAP Financial Measures Core Net Income – Commercial & Consumer Banking: 22 Dec. 31, Dec. 31, Mar. 31, Dec. 31, Mar. 31, (dollars in thousands) 2016 2015 2017 2016 2016 Commercial and Consumer Banking Segment: Net (loss) income $30,800 $18,017 $9,292 $12,046 $1,542 Impact of merger-related items (net of tax) 4,638 3,018 - 261 3,378 Net income, excluding merger-related items (net of tax) $35,438 $21,035 $9,292 $12,307 $4,920 ROAA 0.64% 0.51% 0.69% 0.93% 0.15% Impact of merger-related items (net of tax) 0.10% 0.09% 0.00% 0.02% 0.32% ROAA, excluding merger-related items (net of tax) 0.74% 0.59% 0.69% 0.95% 0.46% ROAE 6.64% 5.71% 7.38% 9.68% 1.47% Impact of merger-related items (net of tax) 1.00% 0.96% 0.00% 0.21% 3.23% ROAE, excluding merger-related items (net of tax) 7.64% 6.67% 7.38% 9.89% 4.71% ROATE 7.07% 6.09% 7.85% 10.31% 1.58% Impact of merger-related items (net of tax) 1.07% 1.02% 0.00% 0.22% 3.45% ROATE, excluding merger-related items (net of tax) 8.14% 7.11% 7.85% 10.54% 5.03% Efficiency ratio 72.95% 82.07% 72.46% 66.04% 90.92% Impact of merger-related items (net of tax) (3.76)% (7.22)% 0.00% (0.74)% (12.90)% Efficiency ratio, excluding merger-related items (net of tax) 69.19% 74.85% 72.46% 65.30% 78.02% Three Months EndedYear Ended